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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Matthew Bucksbaum, Robert Michaels, Bernard Freibaum and Marshall Eisenberg and each of them his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by General Growth Properties, Inc. with the Securities and Exchange Commission and any or all amendments thereto, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents fully power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in one or more counterparts; each of which shall be deemed to be an original.

     IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of the 27th day of March, 1997.


/s/Matthew Bucksbaum                          /s/Beth Stewart
__________________________________             ________________________________
Matthew Bucksbaum, Chairman of the             Beth Stewart, Director
Board and Chief Executive Officer
(Principal Executive Officer)


/s/Robert Michaels                             /s/Bernard Freibaum
__________________________________             ________________________________
Robert Michaels, President, Chief              Bernard Freibaum, Executive Vice
Operating Officer and Director                 President and Chief Financial
                                               Officer (Principal Financial
                                               and Accounting Officer

/s/John Bucksbaum                              /s/A. Lorne Weil
__________________________________             ________________________________
John Bucksbaum, Executive Vice                 A. Lorne Weil, Director
President and Director


/s/Anthony Downs                               /s/Morris Mark
__________________________________             ________________________________
Anthony Downs, Director                        Morris Mark, Director